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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               September 30, 2004
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                        WIRELESS FRONTIER INTERNET, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            000-08281                                  76-0402866
     (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

       104 West Callaghan Street
       Fort Stockton, Texas 79735
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (432) 336-0336
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  Fremont Corp.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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       Section 4--Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant

      On September 30, 2004, Wireless Frontier Internet, Inc. (the "Company") appointed Burton McCumber & Cortez, L.L.P. (the "New Accountants") as the independent accounting firm to audit the financial statements of the Company for the year ended December 31, 2004. Concurrent with the appointment of the New Accountants, Pollard-Kelley Auditing Services, Inc. (the "Former Accountants") resigned as the Company's independent accounting firm. This decision was approved by the Board of Directors on September 30, 2004.

      During the Company's two most recent fiscal years and the subsequent interim period through September 30, 2004, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreement in their report. None of the Former Accountants' reports on the Company's financial statements for either the Company's two most recent fiscal years or the subsequent interim period through September 30, 2004 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

      During the Company's two most recent fiscal years and the subsequent interim period through the date of engagement of the New Accountants, the Company did not consult the New Accountant regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

      During the Company's two most recent fiscal years and the subsequent interim period through September 30, 2004, there were no reportable events in accordance with Item 304(a)(1)(iv)(A)-(E) of Regulation S-B.

      A letter from the Former Accountants addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B, stating that they agree with the disclosures made by the Company in the original Report on Form 8-K and any revised statements made by the Company in this amended Report on Form 8-K has been filed as an exhibit to this amended Report on Form 8-K in accordance with Item 304(a)(3) of Regulation S-B.

                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 6, 2004, the Company issued a press release announcing several management changes, including the resignation of Jasper Knabb as the Company's President and Director, effective October 4, 2004, and the resignation of James Bentley King as the Company's Director,


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effective September 30, 2004. A copy of the press release is attached hereto as
Exhibit 99.1, which is incorporated in this Item 5.02 by reference.

                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

16.1 Letter from Pollard-Kelley Auditing Services, Inc. addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B.*

99.1    Press Release dated October 6, 2004.+

*  Filed herewith.
+ Incorporated by reference to the Company's current report on Form 8-K filed on October 6, 2004.



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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WIRELESS FRONTIER INTERNET, INC.
                                 --------------------------------
                                 (Registrant)


                                 By: /s/ Alex J. Gonzalez
                                    ---------------------------------
                                 Name:  Alex J. Gonzalez
                                 Title: Chief Executive Officer


Date:  October 20, 2004





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